Intralinks Announces Second Quarter 2013 Results

M&A Revenue increases 23% year-over-year
Launched Intralinks VIATM cloud service for secure, beyond-the-firewall collaboration

NEW YORK, NY - August 6, 2013 - Intralinks Holdings, Inc. (NYSE: IL), a leading, global technology provider of inter-enterprise content management and collaboration solutions, today announced results for its second quarter of 2013.

“We delivered revenue and profitability above our guidance range, driven by continued strong M&A revenue growth,” said Ron Hovsepian, Intralinks' president and CEO. “Our M&A sales and marketing programs, along with our leading M&A platform and customer service, continue to drive our growth.”

“We are encouraged by our early progress in repositioning our enterprise business and are seeing positive market reaction to Intralinks VIA, our new cloud service for secure, beyond-the-firewall enterprise collaboration. We believe that our enterprise business represents our most significant long-term revenue growth opportunity today and our standing as a trusted supplier of secure collaboration solutions positions us well for success.”

Second Quarter 2013

Total revenue was $57.7 million, compared to $53.8 million for the corresponding quarter last year.

▪	Enterprise revenue was $23.6 million, compared to $23.4 million for the corresponding quarter last year.

▪	M&A revenue was $26.3 million, compared to $21.5 million for the corresponding quarter last year.

▪	DCM revenue was $7.8 million, compared to $8.9 million for the corresponding quarter last year.

GAAP (generally accepted accounting principles) gross margin was 71.9%, compared to 69.8% for the corresponding quarter last year. Non-GAAP gross margin was 75.8%, compared to 75.7% for the corresponding quarter last year.

GAAP operating loss was ($4.2) million, compared to ($13.0) million for the corresponding quarter last year. Non-GAAP adjusted operating income was $3.8 million, compared to $4.0 million for the corresponding quarter last year.

GAAP net loss was ($4.4) million, compared to ($9.0) million for the corresponding quarter last year. GAAP net loss per share for the second quarter was ($0.08) on the basis of 55.0 million shares outstanding. In the comparable period of the prior year, GAAP net loss per share was ($0.17) on the basis of 54.3 million shares outstanding.

Non-GAAP adjusted net income was $1.5 million, compared to $0.9 million for the corresponding quarter last year. Non-GAAP adjusted net income per share was $0.03 on the basis of 55.4 million shares outstanding. In the corresponding quarter for the prior year, non-GAAP adjusted net income per share was $0.02 on the basis of 54.7 million shares outstanding.

Non-GAAP adjusted EBITDA was $8.8 million, compared to $8.5 million for the corresponding quarter last year.

Cash, restricted cash and investments were $78.6 million at the end of the quarter, up from $75.3 million at the end of last year.

Business Outlook:

Based on information available as of August 6, 2013, Intralinks is providing guidance for the third quarter and full year 2013 as follows:

Third Quarter 2013

Revenue: $53.5 million to $55.5 million
GAAP operating loss: ($4.0) million to ($5.5) million
Non-GAAP adjusted operating income: $2.0 million to $3.5 million
Non-GAAP adjusted EBITDA: $7.5 million to $9.0 million
GAAP net loss per share: ($0.06) to ($0.08)
Non-GAAP net income per share: $0.01 to $0.03

Full Year 2013

Revenue: $221 million to $225 million
GAAP operating loss: ($14.8) million to ($17.8) million
Non-GAAP adjusted operating income: $14.0 million to $17.0 million
Non-GAAP adjusted EBITDA: $34 million to $37 million
GAAP net loss per share: ($0.22) to ($0.25)
Non-GAAP net income per share: $0.10 to $0.14

Quarterly Conference Call

In conjunction with this announcement, Intralinks will host a conference call on Tuesday, August 6, 2013, at 5:00 p.m. Eastern Time (ET) to discuss the company's financial results and its business outlook. To access this call, dial 877-300-8521 (domestic) or 412-317-6026 (international). A passcode is not required. The call will also be webcast live on the investor relations section of the Intralinks website at www.intralinks.com/ir. In conjunction with this call, there will also be slides with supplemental information available at that same website location.

Following the conference call, a replay will be available until August 13, 2013, at 877-870-5176 (domestic) or 858-384-5517 (international). The passcode for the replay is 10031308. An archived webcast of the call will also be available on the investor relations section on the Intralinks website at www.intralinks.com/ir.

About Intralinks
Intralinks Holdings, Inc. (NYSE: IL) is a leading, global technology provider of inter-enterprise content management and collaboration solutions. Through innovative Software-as-a-Service solutions, Intralinks solutions are designed to enable the secure and compliant exchange, control, and management of information between organizations when working through the firewall. More than 2.7 million professionals at 99% of the Fortune 1000 companies depend on Intralinks' experience. With a track record of enabling high-stakes transactions and business collaborations valued at more than $23.5 trillion, Intralinks is a trusted provider of easy-to-use, enterprise strength, cloud-based collaboration solutions. For more information, visit www.Intralinks.com.

Non-GAAP Financial Measures

This press release includes information about certain financial measures that are not prepared in accordance with generally accepted accounting principles in the United States (“GAAP” or “U.S. GAAP”), including non-GAAP gross profit and gross margin, non-GAAP adjusted operating income and margin, non-GAAP adjusted net income, non-GAAP adjusted net income per share and non-GAAP adjusted EBITDA. These non-GAAP measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies.

Management defines its non-GAAP financial measures as follows:

•	Non-GAAP gross margin represents the corresponding GAAP measure adjusted to exclude (1) stock-based compensation expense and (2) amortization of intangible assets, if any.

•
Non-GAAP adjusted operating income represents the corresponding GAAP measure adjusted to exclude (1) stock-based compensation expense, (2) amortization of intangible assets, (3) impairment charges or asset write-offs and (4) costs related to public stock offerings, if any.

•
Non-GAAP adjusted net income represents the corresponding GAAP measure adjusted to exclude (1) stock-based compensation expense, (2) amortization of intangible assets, (3) impairment charges or asset write-offs, (4) costs related to debt repayments and (5) costs related to public stock offerings, if any. Non-GAAP adjusted net income is calculated using an estimated long-term effective tax rate.

•	Non-GAAP net income per share represents non-GAAP adjusted net income (defined above) divided by dilutive shares outstanding.

•
Non-GAAP adjusted EBITDA represents net (loss) income adjusted to exclude (1) interest expense, (2) income tax provision (benefit), (3) depreciation and amortization, (4) amortization of intangible assets, (5) stock-based compensation expense, (6) amortization of debt issuance costs, (7) other expense (income), net, (8) impairment charges or asset write-offs and (9) costs related to public stock offerings, if any.

•	Free cash flow represents cash flow from operations less capital expenditures and capitalized software development costs.
Management believes that these non-GAAP financial measures, when viewed with our results under U.S. GAAP and the accompanying reconciliations, provide useful information about our period-over-period growth and provide additional information that is useful for evaluating our operating performance. In addition, free cash flow provides management with useful information for managing the cash needs of our business. Management also believes that these non-GAAP financial measures provide a more meaningful comparison of our operating results against those of other companies in our industry, as well as on a period-to-period basis, because these measures exclude items that are not representative of our operating performance, such as amortization of intangible assets, interest expense and fair value adjustments to the interest rate swap. Management believes that including these costs in our results of operations results in a lack of comparability between our operating results and those of our peers in the industry, the majority of which are not highly leveraged and do not have comparable amortization costs related to intangible assets. However, non-GAAP gross margin, non-GAAP adjusted operating income, non-GAAP adjusted net income, non-GAAP adjusted net income per share, non-GAAP adjusted EBITDA and free cash flow are not measures of financial performance under U.S. GAAP and, accordingly, should not be considered as alternatives to gross margin, operating income, net income (loss), and cash flows provided by operations as indicators of operating performance.

A reconciliation of GAAP to Non-GAAP financial measures has been provided in the financial statement tables included in this press release.

Forward Looking Statements

This press release contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This press release contains express or implied forward-looking statements that are not based on historical information relating to, among other things, expectations and assumptions concerning management's forecast of financial performance, future business growth, and management's plans, objectives, and strategies. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things:  the uncertainty of our future profitability; our ability to sustain positive cash flow; periodic fluctuations in our operating results; risks related to our substantial debt balances; our ability to maintain the security and integrity of our systems; our ability to increase our penetration in our principal existing markets and expand into additional markets; our dependence on the volume of financial and strategic business transactions; our dependence on customer referrals; our ability to maintain and expand our direct sales capabilities; our ability to develop and maintain strategic relationships to sell and deliver our solutions; customer renewal rates; our ability to maintain the compatibility of our services with third-party applications; competition and our ability to maintain our average sales prices; our ability to adapt to changing technologies; interruptions or delays in our service; international risks; our ability to protect our intellectual property; costs of being a public company; and risks related to changes in laws, regulations or governmental policy including tax regulations. Further information on these and other factors that could affect our financial results is contained in our public filings with the Securities and Exchange Commission from time to time, including our Annual Report on Form 10-K for the year-ended December 31, 2012. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Intralinks undertakes no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise.

“Intralinks” and the Intralinks logo are registered trademarks of Intralinks, Inc. © 2013. All rights reserved.

Investor Contact:
David Roy
Intralinks Holdings, Inc.
212-342-7690
droy@intralinks.com

Media Contact:
Ian Bruce
Intralinks Holdings, Inc.
508-574-2016
ibruce@intralinks.com

Intralinks Holdings, Inc.
Consolidated Balance Sheets
(In Thousands, Except Share and per Share Data)
(unaudited)

	June 30, 2013	December 31, 2012
ASSETS
Current assets:
Cash and cash equivalents	$42,476	$43,798
Accounts receivable, net of allowances of $3,343 and $2,927, respectively	38,848	37,667
Investments	33,621	31,549
Deferred taxes	8,981	7,469
Restricted cash	2,464	—
Prepaid expenses and other current assets	11,557	8,992
Total current assets	137,947	129,475
Fixed assets, net	11,451	10,645
Capitalized software, net	29,839	26,295
Goodwill	215,869	215,478
Other intangibles, net	95,481	106,750
Other assets	735	1,111
Total assets	$491,322	$489,754
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$12,012	$4,451
Accrued expenses and other current liabilities	19,731	20,320
Deferred revenue	44,766	40,719
Current portion of long term debt	75,533	1,030
Total current liabilities	152,042	66,520
Long term debt	192	75,238
Deferred taxes	17,523	21,135
Other long term liabilities	4,616	4,809
Total liabilities	174,373	167,702
Stockholders' equity:
Undesignated Preferred Stock, $0.001 par value; 10,000,000 shares authorized; 0 shares issued and outstanding as of June 30, 2013 and December 31, 2012	—	—
Common Stock, $0.001 par value; 300,000,000 shares authorized; 55,582,494 and 55,486,651 shares issued and outstanding as of June 30, 2013 and December 31, 2012, respectively	56	55
Additional paid-in capital	423,876	419,618
Accumulated deficit	(106,349)	(97,436)
Accumulated other comprehensive loss	(634)	(185)
Total stockholders' equity	316,949	322,052
Total liabilities and stockholders' equity	$491,322	$489,754

Intralinks Holdings, Inc.
Consolidated Statements of Operations
(In Thousands, Except Share and per Share Data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Revenue	$57,742	$53,765	$112,763	$104,550
Cost of revenue	16,223	16,222	31,790	31,726
Gross profit	41,519	37,543	80,973	72,824
Operating expenses:
Product development	4,680	5,274	9,358	9,714
Sales and marketing	27,275	22,742	52,188	47,134
General and administrative	13,719	14,194	27,857	26,359
Impairment of capitalized software	—	8,377	—	8,377
Total operating expenses	45,674	50,587	89,403	91,584
Loss from operations	(4,155)	(13,044)	(8,430)	(18,760)
Interest expense	1,152	1,938	2,274	4,074
Amortization of debt issuance costs	104	223	216	414
Other expense (income), net	189	447	968	(791)
Net loss before income tax	(5,600)	(15,652)	(11,888)	(22,457)
Income tax benefit	(1,242)	(6,623)	(2,975)	(7,844)
Net loss	$(4,358)	$(9,029)	$(8,913)	$(14,613)
Net loss per common share
Basic	$(0.08)	$(0.17)	$(0.16)	$(0.27)
Diluted	$(0.08)	$(0.17)	$(0.16)	$(0.27)
Weighted average number of shares used in calculating net loss per share
Basic	55,018,219	54,290,995	54,966,284	54,241,433
Diluted	55,018,219	54,290,995	54,966,284	54,241,433

Intralinks Holdings, Inc.

Consolidated Statements of Cash Flows
(In Thousands)
(unaudited)

	Six Months Ended June 30,
	2013	2012
Net loss	$(8,913)	$(14,613)
Adjustments to reconcile net (loss) to net cash provided by operating activities:
Depreciation and amortization	9,852	8,770
Stock-based compensation expense	4,128	3,036
Amortization of intangible assets	11,811	14,094
Amortization of deferred costs	796	937
Provision for bad debts and customer credits	711	1,013
Loss on disposal of fixed assets	—	15
Impairment of capitalized software	—	8,377
Change in deferred taxes	(4,840)	(10,015)
Gain on interest rate swap	—	(1,455)
Currency remeasurement (gain) loss	(80)	28
Changes in operating assets and liabilities:
Accounts receivable	(1,875)	(1,253)
Prepaid expenses and other current assets	(3,081)	(2,401)
Other assets	330	42
Accounts payable	7,595	8,034
Accrued expenses and other liabilities	(511)	1,604
Deferred revenue	3,834	2,512
Net cash provided by operating activities	19,757	18,725
Cash flows from investing activities:
Capital expenditures	(3,289)	(5,919)
Restricted cash	(2,464)	—
Acquisition	(602)	—
Capitalized software development costs	(10,836)	(10,352)
Purchase of short-term investments	(24,990)	(24,110)
Maturity of short-term investments	22,446	25,700
Net cash used in investing activities	(19,735)	(14,681)
Cash flows from financing activities:
Proceeds from exercise of stock options and issuance of common stock	131	476
Repayments of outstanding financing arrangements	(556)	(224)
Repayments of outstanding principal on long-term debt	(410)	(15,451)
Net cash used in financing activities	(835)	(15,199)
Effect of foreign exchange rate changes on cash and cash equivalents	(509)	(116)
Net decrease increase in cash and cash equivalents	(1,322)	(11,271)
Cash and cash equivalents at beginning of period	43,798	46,694
Cash and cash equivalents at end of period	$42,476	$35,423

Intralinks Holdings, Inc.

Reconciliation of Non-GAAP to GAAP Financial Measures
(In Thousands, Except Share and per Share Data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Gross profit	$41,519	$37,543	$80,973	$72,824
Gross margin	71.9%	69.8%	71.8%	69.7%
Cost of revenue – stock-based compensation expense	149	92	317	200
Cost of revenue – amortization of intangible assets	2,081	3,089	4,069	6,398
Non-GAAP Gross profit	$43,749	$40,724	$85,359	$79,422
Non-GAAP Gross margin	75.8%	75.7%	75.7%	76.0%
Loss from operations	$(4,155)	$(13,044)	$(8,430)	$(18,760)
Stock-based compensation expense	2,012	1,691	4,128	3,036
Amortization of intangible assets	5,967	6,937	11,811	14,094
Impairment of capitalized software	—	8,377	—	8,377
Non-GAAP adjusted Operating income	$3,824	$3,961	$7,509	$6,747
Net loss before income tax	$(5,600)	$(15,652)	$(11,888)	$(22,457)
Stock-based compensation expense	2,012	1,691	4,128	3,036
Amortization of intangible assets	5,967	6,937	11,811	14,094
Impairment of capitalized software	—	8,377	—	8,377
Cost related to debt repayments	—	47	—	47
Non-GAAP adjusted net income before tax	2,379	1,400	4,051	3,097
Non-GAAP income tax provision	904	532	1,539	1,177
Non-GAAP adjusted net income	$1,475	$868	$2,512	$1,920
Net loss	$(4,358)	$(9,029)	$(8,913)	$(14,613)
Interest expense	1,152	1,938	2,274	4,074
Income tax benefit	(1,242)	(6,623)	(2,975)	(7,844)
Depreciation and amortization	5,021	4,491	9,852	8,770
Amortization of intangible assets	5,967	6,937	11,811	14,094
Stock-based compensation expense	2,012	1,691	4,128	3,036
Impairment of capitalized software	—	8,377	—	8,377
Amortization of debt issuance costs	104	223	216	414
Other expense (income), net	189	447	968	(791)
Non-GAAP adjusted EBITDA	$8,845	$8,452	$17,361	$15,517
Non-GAAP adjusted EBITDA margin	15.3%	15.7%	15.4%	14.8%
Cash flow provided by operations	$11,826	$17,197	$19,757	$18,725
Capital expenditures	(1,475)	(5,517)	(3,289)	(5,919)
Capitalized software development costs	(5,480)	(4,583)	(10,836)	(10,352)
Free cash flow	$4,871	$7,097	$5,632	$2,454

Intralinks Holdings, Inc.

Reconciliation of Non-GAAP to GAAP Financial Measures - Guidance
(In Thousands)
(unaudited)

	Three Months Ending September 30, 2013	Year Ending December 31, 2013
Gross profit	$38,213	$158,601
Gross margin	70.1%	71.1%
Cost of revenue - stock-based compensation expense	133	666
Cost of revenue - amortization of intangible assets	1,984	7,983
Non-GAAP gross profit	$40,330	$167,250
Non-GAAP gross margin	74.0%	75.0%

Loss from operations	$(4,750)	$(16,300)
Stock-based compensation expense	1,666	8,320
Amortization of intangible assets	5,834	23,480
Non-GAAP adjusted operating income	$2,750	$15,500

Net loss before income tax	$(6,225)	$(21,500)
Stock-based compensation expense	1,666	8,320
Amortization of intangible assets	5,834	23,480
Non-GAAP adjusted net income before tax	1,275	10,300
Non-GAAP income tax expense	484	3,914
Non-GAAP adjusted net income	$791	$6,386

Net loss	$(3,710)	$(13,330)
Interest expense	1,127	4,533
Income tax benefit	(2,365)	(8,170)
Depreciation and amortization	5,500	20,000
Amortization of intangible assets	5,834	23,480
Stock-based compensation expense	1,666	8,320
Amortization of debt issuance costs	73	358
Other expense, net	125	309
Non-GAAP adjusted EBITDA	$8,250	$35,500
Non-GAAP adjusted EBITDA margin	15.1%	15.9%

Note: All forward-looking figures presented in this table are stated at the mid-point of the estimated range.